CERTIFICATION OF PERIODIC REPORT


I, George E. Strickler, Chief Financial Officer of BorgWarner Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    November 13, 2002


                              /s/ George E. Strickler
                              --------------------------------
                              George E. Strickler
                              Chief Financial Officer